-----------------------------------------------------------      --------------
   C E N T U R Y   C A P I T A L   M A N A G E M E N T           Investing For
-----------------------------------------------------------          Long-Term
                                                                    Growth And
                                                                        Income
                                                                    Since 1928
[graphic omitted]
                                                                   [logo]

                                                                     CENTURY
                                                                 --------------

                                                                         CENTURY
                                                                          SHARES
                                                                           TRUST

                                                                  SEVENTY-FOURTH
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

--------------------------------------------------------------------------------
          Companies can be evaluated from many perspectives. One measurement that we look for when investing is excellent management. We expect
[graphic management to consistently build shareholder value. For instance, we omitted] seek businesses capable of growing book value plus dividends per share of 15% per year compounded over rolling five-year periods.

CENTURY SHARES TRUST IS FOR INVESTORS SEEKING LONG-TERM GROWTH OF PRINCIPAL AND INCOME. THE TRUST SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN FINANCIAL AND BUSINESS SERVICES INDUSTRIES.

                                     [logo]
                                    CENTURY
                                  SHARES TRUST
                                   est. 1928

                               One Liberty Square
                          Boston, Massachusetts 02109
                              Shareholder Hotline
                                  800-303-1928
                              www.centuryfunds.com

TRUSTEES AND OFFICERS                       AUDITORS
Allan W. Fulkerson, Chairman and Trustee    Deloitte and Touche LLP
John E. Beard, Trustee
Davis R. Fulkerson, Trustee                 CUSTODIAN
Ernest E. Monrad, Trustee                   State Street Bank and Trust Co.
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee                TRANSFER AGENT
Alexander L. Thorndike, Trustee             Boston Financial Data Services, Inc.
Steven Alfano, Secretary
                                            DISTRIBUTOR
INVESTMENT ADVISOR                          Forum Fund Services, LLC
Century Capital Management, Inc.
                                            TICKER SYMBOL
                                            CENSX

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees of the Trust and is available, without charge, upon request to the Trust. Shareholders may contact the Trust to request an SAI by calling the Shareholder Hotline at the number given above.

DEAR FELLOW SHAREHOLDERS

The year 2001 was an extraordinary year in many respects, but we will all remember it as unlike any other since Pearl Harbor sixty years ago. We know many who were affected deeply by this tragic event, which changed the world forever. A new normalcy is now beginning to emerge in America.

In the first year of his presidency, President Bush not only had to deal with a war, but also to cope with the nation's first recession in 10 years. Many of the countries of Continental Europe moved to a single currency, the Euro. While this moves the 12 member states of the European Union to a unified economic system, there remain 12 different political systems, which is likely to be a far greater unification challenge.

At Century Shares Trust we also had multiple events. In structural terms the most noteworthy event, of course, was the proxy vote in mid-year. Shareholders approved structural changes, which should enable your Trust to benefit from broad investment powers, greater flexibility and a unified structure. While such changes are no guarantee, they do provide management with tools, which should be beneficial in coping and competing in a rapidly changing world.

I report the loss of the services of two long-time Trustees. William O. Bailey, former President of Aetna Life and Casualty; former Chairman and CEO of MBIA, Inc.; and retired Chairman and CEO of Terra Nova (Bermuda) Holdings, Inc., retired in September after 12 years of remarkable service. Mr. Bailey brought the full strength of his long experience, often challenging management constructively for the benefit of the shareholders. Thank you Bill Bailey.

William W. Dyer, Jr., my colleague and friend, died on November 15, 2001, after a year-long illness. Bill was my first draft choice when I became Chairman in 1976. His insights, thorough analysis and educated views always provided an important balance in the management of the Trust. While he had retired from day-to-day management in June 1999, he continued his careful questioning of investment decisions. We will miss you.

Looking to the future, I am delighted at the great progress Lanny Thorndike has made building the investment team. In November, Kevin Callahan joined the investment advisor as a senior analyst. Previously, Mr. Callahan had been with Loomis, Sayles & Company and Standish, Ayer and Wood. Mr. Callahan brings 13 years of experience to our team.

Following a gain of +37.4% in 2000, the Trust's 2001 total return of -2.5% compared favorably with the double-digit declines posted by the broad market averages. For additional Trust performance please refer to the back cover of this report. What I have found enduring over the years is seeking to own the best businesses, to invest in the best people, and to focus on quality consistency and profitability. Speaking for my fellow trustees and management colleagues we look forward to the next few years with renewed optimism.

     Respectfully submitted,

/s/ Allan W. Fulkerson

     Allan W. Fulkerson
     Chairman
     January 31, 2002

ADVISOR'S OVERVIEW
You enjoy good returns in some years, and in others, you seek to hold on to what you've made. It was the former in 2000 and the latter in 2001. In this our seventy-fourth annual report, we would like to articulate why we believe our "growth investing in value industries" puts us in the best position to benefit the Trust, regardless of the market conditions over the next year.

At Century Capital Management, we were shocked and saddened by the September 11th tragedy, which has created a traumatic and lasting impact on our society and economy. Our thoughts and prayers are with those affected.

YOUR TRUST'S PORTFOLIO
Despite the market downturn following the September 11th terrorist attacks, the Trust was able to deliver solid relative performance for the year 2001, a decline of -2.5%, versus a decline of -11.9% for the S&P 500 Index and -7.4% for the Lipper Growth and Income Fund Index.

----------------------------------
  TRUST OUTPERFORMS INDICES
----------------------------------

Century Shares Trust      -2.52%
S&P 500                  -11.87%
Lipper G&I Fund Index     -7.42%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For the periods ending 12/31/01, the Trust's 1, 5, and 10-year average annual returns were -2.52%, 13.52%, and 13.77%, respectively. For information about these indices and additional performance information, please refer to the back cover of this report.

As part of the successful reorganization of the Trust this past summer, the universe of companies we can own has expanded. However, the Trust's investment strategy will continue to focus on the financial services and related business services companies.

We attribute much of our recent performance to: 1) the original research of our investment analysts; 2) our emphasis on investing in companies with experienced management teams that have the potential to deliver high returns on equity
(ROEs) through high recurring revenues and/or sustainable and predictable earnings streams; and 3) our disciplined buy and sell approach.

THE YEAR 2001 IN REVIEW
Looking at the specific contributors to portfolio performance, the Trust's best performers for the fiscal year included: Allied Capital Corp. (specialty finance), Concord EFS, Inc. (transaction processing), Fiserv, Inc. (outsourcing services), The Progressive Corp. (personal insurer), RenaissanceRe Holdings Ltd. (specialty reinsurer) and UnitedHealth Group, Inc. (managed care provider). The Trust's under-performers included companies that were impacted by the World Trade Center attack or continue to work through changing competitive positions:
Allstate Corp. (multi-line insurer), Bank of New York Co. (securities processing), J.P. Morgan Chase & Co. (multi-line financials), Mutual Risk Management (alternative risk services) and Waddell & Reed Financial, Inc. (asset management).

Looking at trends in some of our industry segments, commercial and specialty insurers continue to benefit from accelerating revenue growth, ranging from 30% to over 100% premium increases in 2002. We believe that this hardening of the market will extend into 2003. Health care companies are also witnessing very strong earnings and revenue tailwinds. Life insurers and banks were affected by the economic slowdown, but credit quality has remained fairly strong. We expect the stronger firms will gain market share during the recovery. Meanwhile, many of our outsourcing and business services companies have continued to grow consistently, despite the current recession.

During the year 2001, we sought to invest in: 1) specialty insurance and finance companies; 2) outsourcing/administrative processing firms; and 3) specialized business services companies, where we believe the demographics and earnings profiles are more resilient and attractive in this uncertain market environment. Many stocks in these segments have secular growth attributes that partially insulate them from the current economic slowdown and have a somewhat higher degree of earnings predictability and quality than other sectors.

ECONOMIC CONDITIONS
2001 proved to be a difficult and extraordinary year for the equity and bond markets. According to many economic indicators, the U.S. economy entered into a recession (last March) after a decade of tremendous growth in productivity and earnings, which led to increasing valuation multiples for growth-oriented equities. Technological innovation and its adoption were instrumental in driving dramatic improvement in our economic productivity -- further fueling this ten-year bull market through 2000.

Like most previous recessions, the recent downturn was partially borne out of the excesses of the 1990's bull market, where optimistic growth assumptions led to over-investment and excess capacity in the technology and manufacturing sectors. The difference in this cycle is that the corporate sector entered the recession before the consumer. Corporate earnings began to falter in the second half of 2000 as demand slowed - leading to excess supply, higher inventories and falling prices. The Federal Reserve Board proactively countered this slowdown by reducing interest rates an unprecedented 11 times since January 2001 to their lowest level (1.75%) in 40 years, helping to insulate the consumer from the corporate slowdown.

Meanwhile, consumer sentiment and spending remained relatively robust until the September 11th tragedy, due primarily to low unemployment, low inflation, low interest rates and continued strength in the housing market. We are now seeing consumer confidence begin to wane as the impact of corporate downsizing begins to affect "Main Street" America. Although there is no way to predict the future, previous U.S. recessions averaged about 11 months, which would point to a recovery in the spring of 2002.While we feel many equities are fairly valued in the short term, we believe that the Fund is well positioned and has the potential for future appreciation and success, regardless of the timing and shape of an economic recovery.

FUNDAMENTAL ANALYSIS
We often describe ourselves as "cash flow" and "balance sheet" investors, since we invest in companies that already have generated dependable earning streams for their shareholders. Over the last decade, many investors seemed to focus exclusively on a company's projected earnings growth rate (growth-at-any-price), without regard for the quality or sustainability of the underlying business. This emphasis on the income statement overlooked the other key financial statements (cash flow statement and balance sheet). We are now seeing many investors returning to our traditional philosophy of in-depth fundamental analysis, and we view this as a positive trend for investors in general and our portfolio companies in particular.

INVESTMENT PROCESS

INITIAL SCREEN >
     DUE DILIGENCE >
          RANK HOLDINGS >
               PRESENTATION >
                    SEGMENT >
                         FOLLOW-UP >

Our investing process utilizes six steps, emphasizing in-depth fundamental research on each company, its rivals and the industry in which it competes. We start by screening our universe of stocks according to favorable business climate and valuation criteria.

From this "watchlist," our research analysts begin a due diligence process that includes both qualitative (visiting corporate and satellite offices, interviewing contacts in the field) and quantitative (building earnings models, discounted cash flow analyses and relative valuation comparisons) methodologies. This preparation leads to an understanding of the risk/reward profile for each stock, in addition to the shifting trends in strategy, pricing, margins and market share affecting each company. Once we have conducted a sensitivity analysis to "stress test" the risks and rewards affecting each company, our analysts prepare a recommendation to buy or sell a particular stock to the investment team. If there is a resulting purchase decision, we determine the appropriate purchase size and parameters.

The most important and final step is to follow-up and assess the changing conditions for each management and stock on a regular basis. Our goal is to enhance shareholder returns and avoid the common errors of complacency that impact many investors.

Using these techniques we are constantly searching for growth companies that already have demonstrated an ability to create franchise value in previous markets for their shareholders. We hope to reduce the risk of a higher-growth stock if we can find a stock where 1) the current valuation is below its intrinsic value and 2) the market appears to be unaware of its accelerating growth prospects.

Our investment philosophy continues to focus on identifying industry leaders that we believe have superior management teams and sustainable competitive advantages in their products, services and/or distribution networks. We believe this industry knowledge enables us to anticipate attractive investment entry points in each company's growth cycle. We expect to see tremendous market share changes among the market leaders over the next one to two years.

YOUR TRUST'S INVESTMENT OUTLOOK
Overall, the fourth quarter results that have been released reinforce the positive trend and strength of our portfolio companies. The recent terrorist events have impacted investors' views of the world, and we have made several minor adjustments to our investment research and the portfolio since September 11th. There is an increased appreciation and demand for "risk management" businesses, including our investments in insurers and security services. Commercial and specialty insurers are currently seeing significant double-digit pricing improvement in premiums. We believe a continuation could translate into significant earnings growth beyond 2002. Elsewhere, health care providers are projecting accelerating earnings growth into 2003, whereas many technology and manufacturing firms are forecasting slower sales through mid-2002.

Looking forward, we believe we are positioning the Trust's portfolio to take advantage of several changes in the market as the pace of change accelerates. For example, many of our newer positions exhibit one of the following themes:

                --------------------------------------
                   PORTFOLIO COMPOSITION 12/31/01
                --------------------------------------

                PROPERTY & CASUALTY INSURERS       41%
                DIVERSIFIED FINANCIAL SERVICES     13%
                LIFE INSURERS                      12%
                BROKERAGE                          10%
                BANKS AND ASSET MANAGERS           10%
                BUSINESS SERVICES                   6%
                HEALTH CARE SERVICES                5%
                CASH                                3%

o Outsourcing and processing firms with diversified revenues and less dependence on the interest rate cycle.

o Healthcare services companies positioned to capitalize on the continuing improvement in patient care and reimbursement trends.

o Specialized insurers with strong commercial franchises and above average earnings visibility and underwriting discipline.

ATTRACTIVE FUNDAMENTALS
As we look at the Trust's portfolio, we see a potential for attractive growth and valuation metrics on both an historic and prospective basis.

--------------------------------------------------------------------------------
                         ATTRACTIVE VALUATION POTENTIAL
--------------------------------------------------------------------------------
                                              CST          S&P 500
                                             ----          -------
EARNINGS GROWTH AND VALUATION:
2002 Est. Price-to-earnings (P/E) Ratio:     15.3x          22.0x
2002 Est. earnings growth rate:              52.8%          12.0%
                                             ----           ----
2002 P/E to Growth Rate (PEG Ratio):         0.29x          1.83x

Data reflects the Trust's holdings as of December 31, 2001
SOURCE: Bloomberg, StockVal and CCM Research, January 2002.
--------------------------------------------------------------------------------

In terms of the Trust's underlying companies, their weighted average growth rate of 2002 estimated earnings equals 52.8% compared to 12.0% for the S&P 500 Index.We expect these conditions to continue into 2003. The 2002 price-to-earnings ratios for the Trust and the S&P 500 are 15.3 times and 22.0 times, respectively. These last two ratios can be combined to create the P/E-to-growth rate (PEG ratio) which stands at 0.29 for the Trust and 1.83 for the S&P 500. In effect, we can translate this PEG ratio to mean that the Trust is trading at a large discount (71%) to its underlying growth rate while the S&P 500's earnings' growth translates into a premium PEG ratio of 183% to its expected growth rate. In other words, as of December 31, our portfolio is trading at a lower valuation than its benchmark, while growing earnings faster than the comparable universe of equities. It is important to note that the portfolio companies are benefiting from unusually favorable market conditions versus a year ago - increasing the 2002 earnings growth rate well above a normalized trend.

Finally, as a measure of the year's activities, the investment group met with the managements of approximately 150 companies, either visiting the companies at their headquarters or meeting in our Boston offices. We believe it is such direct contact with managements, combined with fundamental research and internal analysis that sets our organization apart.

Thank you again for your confidence in us and please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Century Funds. We also welcome your questions by phone or letter.

    Respectfully submitted,

/s/ Alexander L. Thorndike

    Alexander L. Thorndike
    Trustee and Chief Investment Officer

The views in this report were those of the Trust's manager as of January 31, 2002 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Trust in understanding their investments in the Trust and do not constitute investment advice.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001

COMMON STOCKS: PROPERTY & CASUALTY INSURERS - 40.7%

    SHARES                                                           VALUE
  ----------                                                     -------------
     401,394   Allstate Corp. ................................   $  13,526,978
         215   Berkshire Hathaway, Inc. CL A* ................      16,254,000
     190,000   The Chubb Corp. ...............................      13,110,000
     378,000   Cincinnati Financial Corp. ....................      14,420,700
      93,400   Everest Re Group Ltd. .........................       6,603,380
     225,000   HCC Insurance Holdings, Inc. ..................       6,198,750
      15,500   Markel, Inc.* .................................       2,784,575
     423,750   MBIA, Inc. ....................................      22,725,713
       8,000   Ohio Casualty Corp.* ..........................         128,400
     105,000   The Progressive Corp. .........................      15,676,500
     158,400   RenaissanceRe Holdings Ltd. ...................      15,111,360
      81,500   SAFECO Corp. ..................................       2,538,725
     130,000   The St. Paul Companies, Inc. ..................       5,716,100
      30,000   Vesta Insurance Group, Inc. ...................         240,000
      95,000   XL Capital Ltd. CL A ..........................       8,679,200
                                                                 -------------
                                                                   143,714,381
                                                                 -------------
COMMON STOCKS: DIVERSIFIED FINANCIAL SERVICES - 12.9%
     474,016   American International Group, Inc. ............      37,636,870
     158,335   Citigroup, Inc. ...............................       7,992,751
                                                                 -------------
                                                                    45,629,621
                                                                 -------------
COMMON STOCKS: LIFE INSURERS - 12.4%
     400,000   AFLAC, Inc. ...................................       9,824,000
      90,000   Hartford Financial Services Group, Inc. .......       5,654,700
      85,000   MetLife, Inc. .................................       2,692,800
      32,000   Nationwide Financial Services, Inc. ...........       1,326,720
     300,000   Protective Life Corp. .........................       8,679,000
     348,300   Torchmark Corp. ...............................      13,698,639
      72,600   UNUMProvident Corp. ...........................       1,924,626
                                                                 -------------
                                                                    43,800,485
                                                                 -------------
COMMON STOCKS: BANKS & ASSET MANAGERS - 9.6%
      50,000   Allied Capital Corp. ..........................       1,300,000
      20,000   Banknorth Group, Inc. .........................         450,400
     185,000   FleetBoston Financial Corp. ...................       6,752,500
      20,000   Household International, Inc. .................       1,158,800
     360,000   J.P. Morgan Chase & Co. .......................      13,086,000
     117,666   Waddell & Reed Financial, Inc. CL A ...........       3,788,845
     107,500   Washington Mutual, Inc. .......................       3,515,250
      90,000   Wells Fargo & Co. .............................       3,910,500
                                                                 -------------
                                                                    33,962,295
                                                                 -------------
COMMON STOCKS: BROKERAGE COMPANIES - 9.6%
     390,000   Aon Corp. .....................................      13,852,800
     206,200   Gallagher (Arthur J.) & Co. ...................       7,111,838
     120,000   Marsh & McLennan, Co., Inc. ...................      12,894,000
                                                                 -------------
                                                                    33,858,638
                                                                 -------------
COMMON STOCKS: BUSINESS SERVICES - 6.5%
     160,000   Bank of New York Co. ..........................       6,528,000
      70,000   Bisys Group, Inc.* ............................       4,479,300
      70,000   Concord EFS, Inc.* ............................       2,294,600
      97,500   Fiserv, Inc.* .................................       4,126,200
      37,500   Investment Technology Group, Inc.* ............       1,465,125
      60,000   State Street Corp. ............................       3,135,000
      35,000   SunGard Data Systems, Inc.* ...................       1,012,550
                                                                 -------------
                                                                    23,040,775
                                                                 -------------
COMMON STOCKS: HEALTHCARE SERVICES - 5.0%
      75,000   First Health Group Corp.* .....................       1,855,500
      90,000   HCA, Inc. .....................................       3,468,600
     100,000   UnitedHealth Group, Inc. ......................       7,077,000
     125,000   Universal Health Services, Inc.* ..............       5,347,500
                                                                 -------------
                                                                    17,748,600
                                                                 -------------
TOTAL INVESTMENTS IN COMMON STOCKS - 96.7%
   (Identified Cost, $121,414,439) ...........................     341,754,795
                                                                 -------------

CASH EQUIVALENTS - 3.3%
FACE AMOUNT
-----------
$11,550,000    State Street Bank and Trust
                Eurodollar Time Deposit, at
                cost approximating value,
                maturity 01/02/02 ............................      11,550,000
                                                                 -------------
TOTAL INVESTMENTS AND TIME DEPOSITS - 100%
   (Identified cost, $132,964,439) ...........................   $ 353,304,795
                                                                 =============
*Non-income producing security

                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001 ASSETS:
------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A) (Identified cost, $132,964,439) ....................      $353,304,795
Cash ...............................................................................               952
Dividends and interest receivable ..................................................           464,467
Receivable for Trust shares sold ...................................................            27,813
Prepaid expenses ...................................................................             8,326
  Total assets .....................................................................       353,806,353
                                                                                          ------------
Liabilities:
Payable for Trust shares repurchased .................................... $  616,300
Distribution payable ....................................................  6,936,482
Accrued investment adviser fee (Note 5) .................................    249,126
Accrued administration fee (Note 6) .....................................     45,062
Accrued expenses and other liabilities ..................................    110,781
                                                                          ----------
    Total liabilities ..............................................................         7,957,751
Net assets (Note 3) ................................................................      $345,848,602
                                                                                          ============
Per share net asset value, offering price and redemption price
  ($345,848,602 / 9,072,419 shares of capital stock outstanding) (Note 2) ..........      $      38.12
                                                                                          ============

STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends ........................................................................      $  5,161,253
  Interest .........................................................................           169,279
                                                                                          ------------
Total Income .......................................................................         5,330,532
Expenses:
  Investment adviser fee (Note 5) ....................................... $2,675,002
  Administration fee (Note 6) ...........................................    324,756
  Non-interested trustees' remuneration .................................    108,758
  Transfer agent ........................................................    343,609
  Custodian .............................................................     54,384
  Insurance .............................................................     20,278
  Professional fees .....................................................    135,764
  Registration costs ....................................................     32,968
  Printing and other ....................................................    142,072
                                                                          ----------
    Total expenses .................................................................         3,837,591
                                                                                          ------------
      Net investment income ........................................................         1,492,941
                                                                                          ------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions .....................................        34,170,401
Decrease in unrealized appreciation on investments .................................       (49,630,190)
                                                                                          ------------
Net realized and unrealized loss on investments ....................................       (15,459,789)
                                                                                          ------------
      Net decrease in net assets resulting from operations .........................      $(13,966,848)
                                                                                          ============

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                    ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                      2001             2000
                                                                    -------------    -------------
Operations:
  Net investment income .........................................   $   1,492,941    $   3,441,085
  Net realized gain on investment transactions ..................      34,170,401       38,100,228
  Increase (decrease) in net unrealized appreciation of
    investments .................................................     (49,630,190)      62,799,598
                                                                    -------------    -------------
    Net increase (decrease) in net assets resulting from
      operations ................................................     (13,966,848)     104,340,911
  Net equalization (Note 1C) ....................................         (11,850)          30,321
  Distributions to shareholders from:
    Net investment income .......................................      (1,488,873)      (3,369,724)
    Realized gain from investment transactions ..................     (30,463,614)     (34,078,662)
  Trust share transactions - net (Note 2) .......................     (25,921,627)      41,030,868
  Redemption fees ...............................................         103,436             --
                                                                    -------------    -------------
    Total increase (decrease) ...................................     (71,749,376)     107,953,714
NET ASSETS:
At beginning of year ............................................     417,597,978      309,644,264
At end of year (including accumulated distributions in
  excess of net investment income of $361,804 and
  $349,954, respectively) .......................................   $ 345,848,602    $ 417,597,978
                                                                    =============    =============

                                                                            Year Ended December 31,
                                                         ------------------------------------------------------------
                                                           2001         2000         1999        1998          1997
                                                         --------     --------     --------     --------     --------
Net asset value, beginning of year ...................   $  42.97     $  34.32     $  44.66     $  44.66     $  31.30
                                                         --------     --------     --------     --------     --------
Income from Investment Operations:
    Net investment income ............................       0.17         0.39         0.42         0.41         0.39
    Net realized and unrealized gain (loss) on
      investments ....................................      (1.26)       12.39        (6.05)        2.71        15.25
                                                         --------     --------     --------     --------     --------
    Total income (loss) from investment operations ...      (1.09)       12.78        (5.63)        3.12        15.64
                                                         --------     --------     --------     --------     --------
Less Distributions From:
    Net investment income ............................      (0.17)       (0.38)       (0.40)       (0.40)       (0.38)
    In excess of net investment income ...............       --           --          (0.01)        --           --
    Net realized gain on investment transactions .....      (3.60)       (3.75)       (4.30)       (2.72)       (1.90)
                                                         --------     --------     --------     --------     --------
Total distributions ..................................      (3.77)       (4.13)       (4.71)       (3.12)       (2.28)
                                                         --------     --------     --------     --------     --------
Redemption fees ......................................       0.01         --           --           --           --
                                                         --------     --------     --------     --------     --------
Net asset value, end of year .........................   $  38.12     $  42.97     $  34.32     $  44.66     $  44.66
                                                         ========     ========     ========     ========     ========
Total Return .........................................       (2.5%)       37.4%       (12.4%)        7.0%        50.1%
Ratios/Supplemental Data:
    Net assets, end of year (000 omitted) ............   $345,849     $417,598     $309,644     $415,129     $414,576
    Ratio of expenses to average net assets ..........       1.05%        0.83%        0.82%        0.78%        0.82%
    Ratio of net investment income to average net
      assets .........................................       0.41%        1.05%        1.00%        0.88%        1.04%
    Portfolio Turnover Rate ..........................         17%          17%          11%           6         % 6%

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") is a diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date. During the year ended December 31, 2001, $4,004,068 was reclassified from accumulated distributions in excess of net investment income and accumulated undistributed net realized gain on investment transactions to capital paid-in due to differences between book and tax accounting for equalization. The Trust will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gains for income tax purposes. This change had no affect on the net assets or net asset value per share.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust. Actual results could differ from those estimates.

F. Redemption Fees -- In general, shares of the Trust may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Trust for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

(2) TRUST SHARES -- At December 31, 2001, 9,072,419 shares were outstanding. The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

                                                          Year Ended                        Year Ended
                                                       December 31, 2001                 December 31, 2000

                                                     Shares         Amount             Shares         Amount
                                                   ----------    -------------       ----------    -------------
Sold ........................................         630,308    $  25,647,948        4,829,988    $ 188,654,928
Issued to shareholders in reinvestment
  of distributions from:
     Net investment income ..................          24,977        1,039,151           61,694        2,366,867
     Realized gain on investment transactions         619,893       23,630,306          620,583       26,683,527
                                                   ----------    -------------       ----------    -------------
                                                    1,275,178       50,317,405        5,512,265      217,705,322
Repurchased .................................      (1,920,512)     (76,239,032)      (4,817,893)    (176,674,454)
                                                   ----------    -------------       ----------    -------------
     Net increase (decrease) ................        (645,334)   $ (25,921,627)         694,372    $  41,030,868
                                                   ==========    =============       ==========    =============

 (3) SOURCES OF NET ASSETS -- At December 31, 2001,
       net assets consisted of:
     Capital paid-in ............................................  $126,163,263
     Accumulated distributions in excess of net investment
       income ...................................................      (361,804)
     Accumulated distributions in excess of net
       realized gain on investment transactions .................      (293,213)
     Unrealized appreciation in value of investments ............   220,340,356
                                                                   ------------
     Net assets applicable to outstanding capital stock .........  $345,848,602
                                                                   ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $62,928,435 and $98,301,121, respectively, during the year ended December 31, 2001. At December 31, 2001, the cost of investments for federal tax purposes was $132,972,181. Net unrealized appreciation for all securities at that date was $220,332,614. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $221,789,855 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,457,241.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. Prior to June 30, 2001, CCM received a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. On June 30, 2001, a new Investment Advisory Agreement was approved by and between the Trust and CCM. The new agreement states that CCM will receive a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the year ended December 31, 2001, the fee amounted to $2,675,002. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) ADMINISTRATION FEES -- Prior to June 30, 2001, under the Investment Advisory and Management Services Agreement by and between the Trust and CCM, dated July 1, 1994, CCM could, in its discretion, provide the Trust with certain financial, accounting, administrative and clerical services. In this event, the Trust would reimburse CCM, on demand, for an amount of salary, payroll tax and personnel benefit payments made by CCM proportionate to the level of such services performed by such personnel. On June 30, 2001, the Trust entered into an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $324,756 for the year ended December 31, 2001.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Century Capital Management Trust and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities of Century Shares Trust (the "Trust"), (one of the series of Century Capital Management Trust), including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 29, 2002

FEDERAL INCOME TAX INFORMATION

The federal tax status of distributions per share in 2001 is as follows:

                                                               Taxable as
                                                  Taxable as    Capital Gain
Date Paid                                         Dividends   (see note below)
June 29, 2001 .................................   $ .13
December 31, 2001 .............................      04            $3.60
                                                  -----            -----
Total .........................................   $ .17            $3.60
                                                  =====            =====

An amount equal to $.17 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $3.60 per share is taxable in 2001 as a longterm capital gain, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust. Please consult your tax advisor with questions you may have regarding the application of this information to your tax return.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
NAME                            POSITION(S)    TERM OF              PRINCIPAL OCCUPATION(S)             NUMBER OF  OTHER
ADDRESS AND                     HELD WITH      OFFICE AND           DURING PAST 5 YEARS                 PORTFOLIOS DIRECTORSHIPS
AGE                             FUND           LENGTH OF                                                IN FUND    HELD BY DIRECTOR
                                               TIME SERVED                                              COMPLEX
                                               ++                                                       OVERSEEN BY
                                                                                                        DIRECTOR
INDEPENDENT TRUSTEES

JOHN E. BEARD                   Trustee        7/83 to Present      Ropes & Gray                            2      Timberland
One International Place                                             Partner                                        Corporation
Boston, MA                                                          until 12/31/00; of Counsel
Age: 69                                                             thereafter (attorneys)

ERNEST E. MONRAD                Trustee        4/76 to Present      Northeast Investors Trust               2      New America High
50 Congress Street                                                  Trustee (investment company)                   Income Fund
Boston, MA                                                          Northeast Investors Growth Fund
Age: 71                                                             Chairman and Assistant Treasurer
                                                                    (investment company)
                                                                    Northeast Investment Management, Inc.
                                                                    Vice President (investment adviser)

MICHAEL J. POULOS               Trustee        6/98 to Present      Western National Corporation            2      Newmark Homes
3 Riverway Plaza                                                    (holding company) and                          Corp.
Houston, TX                                                         Western National Life Insurance Co.
Age: 70                                                             Retired Chairman                               Grayston Capital
                                                                    President and Chief Executive Officer           Corp.

JERRY S. ROSENBLOOM             Trustee        4/98 to Present      The Wharton School                      2      Mutual Risk
308 Colonial Penn Center                                            University of Pennsylvania,                    Management Ltd.
3641 Locust Walk                                                    Professor of Insurance and
Philadelphia, PA                                                    Risk Management                                Harleysville
Age: 62                                                                                                            Group, Inc.
                                                                                                                   Annuity & Life Re
                                                                                                                   Holdings Ltd.
INSIDE TRUSTEES AND OFFICERS

Allan W. Fulkerson*+            Chairman of    Trustee 01/69        Century Capital Management, Inc.        2      Asset Allocation
One Liberty Square              the Trustees    to present          President and Director                         & Management Co.
Boston, MA                                                          (investment adviser)#                          LLC
Age: 69                                                             CCP Capital, Inc.
                                                                    President and Director                         HCC Insurance
                                                                    (management services)#                         Holdings, Inc.
                                                                     CCP Capital II, LLC
                                                                    Managing Member                                International
                                                                    (management services)#                         Financial
                                                                    Massachusetts Fiduciary                        Group, Inc.
                                                                    Advisors, Inc.
                                                                    President and Director                         Montpelier Re
                                                                    (investment adviser)#                          Holdings Ltd.
                                                                    CCP Capital III, Inc.
                                                                    President and Managing Director
                                                                    (management services)#

Davis R. Fulkerson*+            Trustee        12/99 to Present     Century Capital Management, Inc.#       2      Adhesion
One Liberty Square                                                  Managing Director (investment adviser)#        Technologies,
Boston, MA                                                          CCP Capital II, LLC                             Inc.
Age: 36                                                             Managing Member (management services)#
                                                                    Massachusetts Fiduciary Advisors, Inc.         iArchives, Inc.
                                                                    Vice President (investment adviser)#           Rewards Plus of
                                                                    CCP Capital III, Inc.
                                                                    Managing Director (management services)#       America
                                                                                                                   Corporation

                                                                                                                   Confiti, Inc.


Alexander L.Thorndike*          Trustee        12/99 to Present     Century Capital Management, Inc.           2
One Liberty Square              Chief Investment                    Managing Director (investment adviser)#
Boston, MA                      Officer and                         CCP Capital II, LLC, Managing Member
Age: 36                         Vice President                      (management services)#
                                                                    William Blair and Company LLC, Analyst
                                                                    (broker-dealer)

Steven Alfano                   Secretary      09/01 to Present     Century Capital Management, Inc.           2
One Liberty Square                                                  Managing Director
Boston, MA                                                          (investment adviser)#
Age: 43                                                             CCP Capital II, LLC
                                                                    Managing Member
                                                                    (management services)#
                                                                    Massachusetts Fiduciary Advisors, Inc.
                                                                    Vice President (investment adviser)#
                                                                    CCP Capital III, Inc.
                                                                    Secretary (management services)#
-----------------------------------------------------------------------------------------------------------------------------------

*   Indicates that the individual is an interested person of the Trust by virtue of being an officer or employee of the Trust's investment adviser. Messrs. Allan W. Fulkerson and Alexander L. Thorndike also are interested persons of the Trust by virtue of being officers of the Trust.
+   Davis Fulkerson is Allan Fulkerson's son.

#   Indicates a position with an entity that may be deemed an "affiliated person" of the Trust.

++  There is no stated term of office for Trustees or Officers. Trustees continue to serve after election either until their resignation or their removal in accordance with the Agreement and Declaration of Trust or until a meeting of shareholders for the election of Trustees is required by the Investment Company Act of 1940. The Chairman of the Trustees and the Secretary are
    elected annually by the Trustees. The Vice President continues to serve after election until his resignation or removal in accordance with the bylaws of the Trust.

PERFORMANCE OF A $10,000 INVESTMENT

The following chart compares the performance over the past ten years of a hypothetical $10,000 investment in Century Shares Trust, including reinvested dividends and distributions, with that of a broad-based securities market index and an industry focused index. The S&P 500 Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investor's results. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. These mutual fund's strategies and portfolios differ from each other and from the Trust's focus on investments in the financial services and business services sectors; moreover, they are substantially larger than the Trust. However, they are real managed investment accounts with all the associated requirements and costs.

CENTURY SHARES TRUST, LIPPER G&I FUND
         INDEX AND S&P INDEX

    [PLOT POINTS TO COME]

    CENTURY SHARES TRUST
AVERAGE ANNUAL TOTAL RETURNS
   AS OF DECEMBER 31, 2001
1 YEAR                   -2.52%
5 YEARS                  13.52%
10 YEARS                 13.77%
20 YEARS                 14.93%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE GRAPH AND RETURNS TABLE DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE REDEMPTION OF TRUST SHARES. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE TRUST'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. Performance returns include the reinvestment of dividends and capital gain distributions. The Trust will deduct a short term trading fee of 1% from a redemption if you sell your shares after holding them less than 180 days.The Trust's focus in the financial services field will subject the Trust to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in the Trust's share value than is experienced in less concentrated portfolios. The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. Those funds are managed investment accounts with all the associated requirements and costs. You cannot invest directly in any index. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is the p/e ratio relative to the companies earnings growth rate. (02/02)

                              [logo] CENTURY FUNDS

                 One Liberty Square Boston, Massachusetts 02109
                                                                        CST AR30
                                                                       Feb. 2002